EXHIBIT 10.1
                           PLACEMENT AGENCY AGREEMENT
                      COMMON STOCK: Up to 1,145,000 Shares

     This Placement Agency Agreement (the "AGREEMENT") is entered into by any between Access Integrated Technologies, Inc., a Delaware corporation (the "COMPANY"), and Craig-Hallum Capital Group LLC (the "AGENT"), effective as of January 17, 2006.

     1. ENGAGEMENT AND SERVICES.

          1.1 ENGAGEMENT. The Company hereby engages the Agent exclusively to act as placement agent to the Company concerning a potential offering (the "OFFERING") of up to 1,145,000 shares of the Company's Class A Common Stock (the "SECURITIES"). The final terms of the Offering, however, will be negotiated between the Company and the investors who purchase the Securities in the Offering. The Agent hereby accepts such engagement on a "best efforts" basis upon the terms and conditions set forth in this Agreement. This Agreement shall not give rise to any commitment by the Agent to purchase or sell any of the Securities, and the Agent shall have no authority to bind the Company.

          1.2 SERVICES. In undertaking this assignment, the Agent will, among other things, provide the following services to the Company:

          (a) identify investors, which in the opinion of the Agent, are the most likely to invest in the Company and use "best efforts" to arrange sales of the Securities to such investors;

          (b) formulate a strategy for soliciting interest from investors that may have an interest in investing in the Company, and the development of procedures and timetables for marketing the Company to the potential investors;

          (c)  introduce  the  Company  to  such   investors   (the   "POTENTIAL
          INVESTORS"), and coordinate due diligence investigations of the Company by Potential Investors; and

          (d) along with the Company, evaluate proposals from interested parties regarding an Offering, formulate negotiation strategies, and assist in all negotiations and closing of a transaction.

     2. FEES AND EXPENSES.

          2.1 AGENT'S FEES. The Company hereby agrees to pay the Agent, as compensation for its services hereunder, a fee (the "AGENT FEE") in the amount of 7.0% of the gross proceeds received from any Potential Investors, if during the Term the Offering is consummated. The Agent Fee shall be paid in cash to the Agent in its entirety by wire transfer simultaneously with the closing of the Offering (the "CLOSING") with wiring instructions provided in advance of the Closing by the Agent.

          2.2 EXPENSES. In addition to any fees that may be payable hereunder and regardless of whether the Offering is consummated, the Company hereby agrees to reimburse the Agent for all reasonable travel, legal and other out-of-pocket expenses incurred in performing the services described herein, not to exceed $15,000, except with written consent of the Company (including reasonable fees and disbursements of the Agent's legal counsel) upon the presentation of reasonable documentation therefor.

     3. TERM. The term of this Agreement shall run from the date of this Agreement through January 31, 2006, and may be extended by mutual consent of the parties (the "TERM").

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Agent as follows:

          4.1 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement. At the Closing, the Company will have the requisite corporate power to issue and sell the Securities. This Agreement has been duly authorized, executed and delivered by the Company and, upon due execution and delivery by the Agent, this Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.


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         4.2 NO CONFLICT WITH OTHER  INSTRUMENTS.  The execution,  delivery and performance of this Agreement, the issuance and sale of the Securities to be sold by the Company in the Offering and the consummation of the actions contemplated by this Agreement (which for all purposes herein shall include the Offering) will not (a) result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company's or its subsidiaries' certificates of incorporation or bylaws as in effect on the date hereof or the date of Closing (the "CLOSING Date"); (ii) any provision of any judgment, arbitration ruling, decree or order to which the Company or its subsidiaries are a party or by which they are bound; (iii) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, mortgage, indenture, deed of trust, loan agreement, joint venture or other agreement, instrument or commitment to which the Company or any subsidiary is a party or by which they or their respective properties are bound; or (iv) any statute, rule, law or governmental regulation applicable to the Company; or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any subsidiary or any acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any subsidiary are a party or by which they are bound or to which any of the property or assets of the Company or any subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of this Agreement by the Company and the valid issuance or sale of the Securities by the Company pursuant to this Agreement, other than such as have been made or obtained and that remain in full force and effect.

          4.3 CERTIFICATE OF INCORPORATION; BYLAWS. The form of certificate of incorporation and bylaws of the Company filed as an exhibit to the Company's most recent annual report on Form 10-K are true, correct and complete copies of the certificate of incorporation and bylaws of the Company, as in effect on the date hereof.

          4.4 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the Company's or its subsidiaries' business, financial condition, properties, operations, prospects or assets, taken as a whole, or its ability to perform its obligations under this Agreement (a "MATERIAL ADVERSE EFFECT").

          4.5 SEC FILINGS. The consolidated financial statements contained in each report, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the "SEC," and all documents filed with the SEC, the "COMPANY SEC DOCUMENTS"): (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto and were timely filed; (ii) the information contained therein as of the respective dates thereof was accurate and complete in all material respects and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; (iii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iv) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations, cash flows and the changes in stockholders' equity of the Company and its subsidiaries for the periods covered thereby. Except as set forth in the Company SEC Documents, neither the Company nor its subsidiaries has any liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business subsequent to September 30, 2005, and liabilities of the type not required under generally accepted accounting principles to be reflected in such financial statements. Such liabilities incurred subsequent to September 30, 2005, are not, in the aggregate, material to the financial condition or operating results of the Company and its subsidiaries, taken as a whole.

          4.6 CAPITALIZATION. The authorized capital stock of the Company consists of (i) 80,000,000 shares of common stock, (A) 40,000,000 shares of which are designated Class A Common Stock, of which (I) 14,610,128 shares were


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issued and  outstanding  as of the date of this  Agreement,  and (II)  2,341,246 shares were reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities as of the date of this Agreement, (B) 15,000,000 shares of which are designated Class B Common Stock, of which (I) 925,811 shares were issued and outstanding as of the date of this Agreement, and (II) no shares were reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities as of the date of this Agreement, and (C) 25,000,000 shares of which are undesignated, none of which, as of the date of this Agreement, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities; and (ii) 15,000,000 shares of preferred stock, none of which, as of the date of this Agreement, are outstanding or reserved for issuance upon the exercise or conversion, as the case may be, of outstanding options, warrants or other convertible securities. All issued and outstanding shares of common stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued and sold in compliance with the registration requirements of federal and state securities laws or the applicable statutes of limitation have expired, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth herein or the Company SEC Documents, there are no (i) outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any subsidiary is a party and relating to the issuance or sale of any capital stock or convertible or exchangeable security of the Company or any subsidiary, other than 1,100,000 options granted to directors and employees of the Company pursuant to its 2000 Stock Option Plan and a commitment to grant options to purchase an additional 154,247 shares of Class A common stock to A. Dale Mayo upon approval by the Company's stockholders of an increase in the number of shares authorized to be issued under the 2000 Stock Option Plan; or (ii) obligations of the Company to purchase redeem or otherwise acquire any of its outstanding capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as disclosed in the Company SEC Documents, there are no anti-dilution or price adjustment provisions, co-sale rights, registration rights, rights of first refusal or other similar rights contained in the terms governing any outstanding security of the Company that will be triggered by the issuance of the Securities.

          4.7 SUBSIDIARIES. Except as set forth on SCHEDULE A hereto, the Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity (each a "SUBSIDIARY"). Each subsidiary is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on the Company's business or properties. All of the outstanding capital stock or other voting securities of each subsidiary is owned by the Company, directly or indirectly, free and clear of any liens, claims, or encumbrances.

          4.8 VALID ISSUANCE OF SECURITIES. The Securities are duly authorized and, when issued, sold, delivered and paid for in accordance with the terms of the Offering, will be duly and validly authorized and issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof. The issuance, sale and delivery of the Securities will not be subject to preemptive rights of stockholders of the Company. The Securities, when delivered to the purchasers thereof and when such purchasers have paid for the Securities, will conform to all statements in relation thereto contained in the prospectus pursuant to which they are issued.

          4.9 OFFERING. At the Closing, the offer, issue and sale of the Securities will be registered under the Securities Act of 1933 (the "SECURITIES ACT") and will be registered or qualified (or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. At the Closing, the Securities will have been approved for listing on the American Stock Exchange (the "PRINCIPAL MARKET") upon official notice of issuance. Other than the Company SEC Documents, the Company has not distributed and will not distribute prior to the Closing any offering material in connection with the offering and sale of the Securities, unless such offering materials are provided to the Agent prior to or simultaneously with such delivery to the offerees of the Securities. The Company agrees that no Offering Documents (as hereinafter defined) or materials presented or distributed to the Potential Investors, including the Company SEC Documents, shall contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



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          4.10  LITIGATION.  Except as set forth in the Company  SEC  Documents, there is no action, suit, proceeding nor investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that (a) if adversely determined would reasonably be expected to have a Material Adverse Effect on the Company or (b) would be required to be disclosed in the Company's Annual Report on Form 10-K under the requirements of
Item 103 of Regulation S-K. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into such Agreement and perform its obligations hereunder. Neither the Company nor any subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency or other government body that could reasonably be expected to have a Material Adverse Effect.

          4.11 GOVERNMENTAL CONSENTS. Assuming the accuracy of the Agent's representations and warranties contained herein, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except as have been obtained or accomplished as of the date hereof and except as contemplated herein.

          4.12 NO BROKERS. Except for any fees payable to the Agent, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

          4.13 COMPLIANCE. The Company is not in violation of its certificate of incorporation or bylaws. Neither the Company nor the subsidiaries have been advised or have reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect. Each of the Company and the subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations would not reasonably be expected to have a Material Adverse Effect.

          4.14 NO MATERIAL ADVERSE CHANGES. Except as disclosed in the Offering Documents or in any Company SEC Documents, since September 30, 2005, there has been no adverse change in the financial condition, prospects or results of operations of the Company and its subsidiaries, taken as a whole, other than changes occurring in the ordinary course of business, that in the aggregate have had a Material Adverse Effect. Since September 30, 2005, the Company has not declared or paid any dividend or distribution on its capital stock.

          4.15 CONTRACTS. Except for matters that are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the Company SEC Documents that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company's actual knowledge, any other party to such contracts is in breach of or default under any of such contracts. The Company has no contracts or agreements that would constitute a material contract as such term is defined in Item 601(b) of Regulation S-K, except for such contracts or agreements that are filed as exhibits to or described in the Company SEC Documents.

          4.16 INTELLECTUAL PROPERTY.

               (a) The Company has ownership or license or legal right to use all patent, copyright, trade secret, know-how, trademark, trade name, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively "INTELLECTUAL Property"). All of such patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and all such jurisdictions.



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               (b) The  Company  believes  it has  taken  all  reasonable  steps required in accordance with sound business practice and business judgment to establish and preserve its and its subsidiaries' ownership of all material Intellectual Property with respect to their products and technology.

               (c) To the knowledge of the Company, the present business, activities and products of the Company and its subsidiaries do not infringe any intellectual property of any other person, except where such infringement would not have a Material Adverse Effect. To the knowledge of the Company, no proceeding charging the Company with infringement of any adversely held Intellectual Property has been filed.

               (d) No proceedings are pending or, to the knowledge of the Company, threatened, which challenge the rights of the Company to the use of the Intellectual Property. The Company has the right to use, free and clear of material claims or rights of other persons, all of its customer lists, designs, computer software, systems, data compilations, and other information that are required for its products or its business as presently conducted. Neither the Company nor any subsidiary is making unauthorized use of any confidential information or trade secrets of any person. To the knowledge of the Company, the activities of any of the employees on behalf of the Company or of any subsidiary do not violate any agreements or arrangements between such employees and third parties that are related to confidential information or trade secrets of third parties or that restrict any such employee's engagement in business activity of any nature.

               (e) All licenses or other agreements under which (i) the Company or any subsidiary employs rights in Intellectual Property, or (ii) the Company or any subsidiary has granted rights to others in Intellectual Property owned or licensed by the Company or any subsidiary are in full force and effect, and there is no default (and there exists no condition which, with the passage of time or otherwise, would constitute a default by the Company or such subsidiary) by the Company or any subsidiary with respect thereto.

          4.17 EXCHANGE COMPLIANCE. The Company's Class A Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and is listed on the Principal Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Class A Common Stock under the Exchange Act or delisting the Class A Common Stock from the Principal Market (though, in the future, the
Company may choose to list its securities on another market or exchange). The Company is in compliance with all of the presently applicable requirements for continued listing of the Class A Common Stock on the Principal Market. The issuance of the Securities does not require stockholder approval including, without limitation, pursuant to the rules and regulations of the Principal Market.

          4.18 COMPLIANCE WITH FORM S-3 ELIGIBILITY REQUIREMENTS. The Company is eligible to register the Offering on Form S-3. The Company also complies with the standards for using Form S-3 as in place prior to October 21, 1992, namely, as of a date within 30 days prior to the date of this Agreement, the aggregate market value of the voting and non-voting common equity of the Company held by non-affiliates of the Company exceeded $100,000,000 (as calculated by reference to the closing price of the Company's Class A Common Stock on the Principal Market) and non-affiliates of the Company held more than 3,000,000 shares of the Company's Class A Common Stock on such date.

          4.19 ACCOUNTANTS. PricewaterhouseCoopers LLP and Eisner LLP, who each expressed their opinion with respect to the consolidated financial statements contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2005, which are incorporated by reference into the Registration Statement on Form S-3 pursuant to which the Securities will be issued and sold in the Offering (the "REGISTRATION STATEMENT") and the Statutory Prospectus (as hereinafter defined), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

          4.20 TAXES. The Company has filed all necessary federal, state and local income tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it by any taxing jurisdiction.

          4.21 INSURANCE. The Company maintains and will continue to maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for its business.

          4.22 TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid by the Company in


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connection  with the sale and transfer of the  Securities  hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

          4.23 INVESTMENT COMPANY. The Company (including its subsidiaries) is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940 and will not be deemed an "investment company" as a result of the transactions contemplated by this Agreement.

          4.24 RELATED PARTY TRANSACTIONS. To the knowledge of the Company and except as set forth in the Company SEC Documents, no transaction has occurred between or among the Company or any of its affiliates (including, without limitation, any of its subsidiaries), officers or directors or any affiliate that with the passage of time will be required to be disclosed pursuant to
Section 13, 14 or 15(d) of the Exchange Act other than those transactions that have already been so disclosed.

          4.25 BOOKS AND RECORDS. The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of the Company and its subsidiaries.

          4.26 DISCLOSURE CONTROLS AND INTERNAL CONTROLS.

               (a) The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer of the Company. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package (as hereinafter defined) and in the Statutory Prospectus.

               (b) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Statutory Prospectus, since September 30, 2005, there has been no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          4.27 FOREIGN CORRUPT PRACTICES. Neither the Company nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.

          4.28 SARBANES-OXLEY ACT. The Company is in substantial compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

          4.29 EMPLOYEE RELATIONS. The Company is not a party to any collective bargaining agreement. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

     The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company has no defined benefit pension plan or other plan promulgated pursuant to, or which is intended to comply with the provisions of, the Employee Retirement Income Security Act of 1974, except as disclosed in the Company SEC Documents.

          4.30 ENVIRONMENTAL LAWS. The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses
(i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

          4.31 REAL PROPERTY. The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Company SEC Documents as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Company SEC Documents. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

          4.32 NO MANIPULATION; DISCLOSURE OF INFORMATION. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities. All written disclosures provided to the Agent regarding the Company, its business and the transactions contemplated hereby, including the exhibits to this Agreement, furnished by the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, with respect to projections and other forward-looking information provided to the Agent, if any, contained in any document other than the Registration Statement, the Statutory Prospectus and the Issuer-Represented Free Writing Prospectus (as hereinafter defined), the Company represents only that such projections and other forward-looking information were prepared in good faith, that the Company believes it has a reasonable basis for the projections and other forward-looking information and the assumptions on which they are based, that the projections represent management's estimate of possible results of operations, that the Company is not aware of any change in its circumstances or other fact that has occurred that would cause it to believe that it will be unable to meet the forecasts set forth in such disclosure.

     5. FURTHER AGREEMENTS OF THE COMPANY. The Company covenants and agrees as follows:

          5.1 The Company will promptly deliver to the Agent and its counsel copies of any and all filings with the SEC and each amendment or supplement thereto (including the Registration Statement), as well as all Statutory
Prospectuses and Issuer-Represented Free Writing Prospectuses (each as hereinafter defined). The Agent is authorized on behalf of the Company to use and distribute copies of any documents provided to the Agent or Potential Investors in connection with the Offering, including any Statutory Prospectus or Issuer-Represented Free Writing Prospectus (the "OFFERING DOCUMENTS") in connection with the sale of the Securities as, and to the extent, permitted by federal and applicable state securities laws. "STATUTORY PROSPECTUS" as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the SEC pursuant to Rule 424(b). "ISSUER-REPRESENTED FREE WRITING PROSPECTUS" means any "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the SEC by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a "bona fide electronic road show," as defined in Rule 433 that is made available without restriction, in each case in the form filed or required to be filed with the SEC or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the Securities Act.

     The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus supplement relating to the Securities to a form of prospectus included in the Registration Statement relating to the Securities in the form heretofore delivered to the Agent. Such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "BASE PROSPECTUS." Such supplemental form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424(b)(including the Base Prospectus as so supplemented) is hereinafter called the "PROSPECTUS." Any preliminary form of Prospectus which is filed or used prior to filing of the Prospectus is hereinafter called a "PRELIMINARY PROSPECTUS." Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date of such prospectus.

     For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") which is deemed to be incorporated therein by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

          5.2 The Issuer-Represented Free Writing Prospectuses issued at or prior to 7:00 p.m. (Eastern time) on the date of this Agreement (the "TIME OF SALE"), the Statutory Prospectus, and the information set forth in SCHEDULE B to this Agreement, all considered together (collectively, the "TIME OF SALE DISCLOSURE PACKAGE"), will not include as of the Time of Sale or the Closing Date any untrue statement of a material fact or omit as of the Time of Sale or the Closing Date to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein, of which there is none.

          5.3 The financial statements of the Company, together with the related notes, set forth in the Registration Statement and the Time of Sale Disclosure Package will comply in all material respects with the requirements of the Securities Act and fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or the Time of Sale Disclosure Package or the Prospectus.

          5.4 The Company has not distributed and will not distribute any prospectus or other offering material in connection with the Offering and the sale of the Securities other than any preliminary prospectus and the Time of Sale Disclosure Package or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that the Company has not made and will not make any offer relating to the Securities that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act, except in accordance with the provisions of this Agreement.

          5.5 If the Registration Statement has not already been declared effective by the SEC, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify the Agent promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Statutory Prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement or Statutory Prospectus or additional information; if the Company has elected to rely on Rule 430B, the Company will prepare and file a prospectus containing the information omitted therefrom pursuant to Rule 430B with the SEC within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430B.

          5.6 The Company will advise the Agent, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430B and 430A, as applicable, under the Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission.

          5.7 Within the time during which a prospectus (or in lieu thereof the notice referred to in Rule 173(a)) relating to the Securities is required to be delivered under the Securities Act, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the rules and regulations promulgated thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Time of Sale Disclosure Package. If during such period any event occurs as a result of which the Statutory Prospectus (or if the Statutory Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Statutory Prospectus (or if the Statutory Prospectus is not yet available to prospective investors, the Time of Sale Disclosure Package) to comply with the Securities Act, the Company will promptly notify the Agent and will amend the Registration Statement or supplement the Statutory Prospectus (or, if the Statutory Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

          5.8 If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Agent and will, if required, amend or supplement, at its own expense, such
Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

          5.9 There are no statutes, regulations, contracts or documents that will be required to be described in the Registration Statement or in the Time of Sale Disclosure Package or be filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations promulgated thereunder that will not be so described or filed.

          5.10 The Company will apply the net proceeds from the sale of the Securities substantially in the manner set forth in the Offering Documents.

          5.11 On the Closing Date, the Company will permit the Agent to rely on any representations and warranties made by the Company to the investors and will cause its counsel to permit the Company to rely upon any opinion furnished to the investors.

          5.12 On the Closing Date, the Company will provide the Agent with a legal opinion of the Company's counsel in the form attached as EXHIBIT C.

          5.13 On the Closing Date, the Company will ensure that the Agent shall have received a comfort letter from Eisner LLP, the Company's independent accountants, dated as of the Closing Date and addressed to the Agent, in form and substance satisfactory to the Agent, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Statutory Prospectus.

          5.14 The Company will make available to the Agent on a confidential basis all information concerning the business, assets, operations and financial condition of the Company, which the Agent reasonably requests in connection with the performance of its obligations hereunder and the due diligence investigation deemed appropriate by Agent. The Company shall make members of management and other employees available to the Company and Potential Investors for purposes of satisfying such parties' due diligence requirements and consummating an Offering, and shall commit such time and other resources as are necessary or appropriate to secure reasonable and timely success of a transaction. The Company shall inform the Agent of any material events or developments concerning prospective material events that may come to the attention of the Company at any point during the Term. The Agent will be relying, without independent verification, on the accuracy and completeness of all financial and other information that is and will be furnished to it by the Company

          5.15 On the Closing Date, the Company shall deliver to the Agent a certificate of the chief executive officer and chief financial officer of the Company, stating on behalf of the Company that the representations and warranties contained in Section 4 are true and correct in all respects as of the Closing Date, that the Company has performed all of its agreements and obligations to be performed under this Agreement and that the appropriate Offering Documents, as of the Closing Date, contain all material statements that are required to be made therein, do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. On the Closing Date, the Company will also deliver to the Agent any additional documents or instruments reasonably requested by the Agent.

          5.16 If in connection with the Offering, the Agent determines that it would be required to make a filing with the National Association of Securities Dealers, Inc. ("NASD") pursuant to Rule 2710 to enable the Agent to act as agent in the Offering, the Company will do the following:

               (a) The Company will reasonably cooperate with the Agent with respect to all NASD filings that the Agent may be required to make and provide all information and documentation necessary to permit the Agent to make the filings in a timely manner.

               (b) The Company will pay all expenses related to all NASD filings that the Agent may be required to make, including, but not limited to all printing costs related to all documents required or that the Agent may reasonably deem necessary, to comply with NASD Rule 2710; any NASD filing fees; postage and express charges; and all other expenses incurred in making the NASD filings.

          5.17 The Company agrees and understands that this Agreement and the services set forth in Section 1.2 in no way constitute a guarantee that an Offering will be successful.

     6. REPRESENTATIONS WARRANTIES AND AGREEMENTS OF AGENT. The Agent hereby represents and warrants to the Company as follows:

          6.1 The Agent is a member in good standing of the NASD and is subject to no statutory disqualification provisions including, but not limited to, those contained in NASD Regulation Section 230.262.

          6.2 The Agent is a duly registered broker-dealer under the Exchange Act and the rules and regulations promulgated thereunder and is in good standing as a registered broker-dealer.

          6.3 The Agent will only contact potential investors that are institutional investors and are approved in advance by the Company and will not disclose any non-public information to potential investors without the Company's express written consent and in such manner as the Company shall determine.

          6.4 The Agent will not use any written sales material other than the Offering Documents and publicly available information and will not represent to any person acquiring Securities in the offering any non-public material facts relating to the Offering, the Securities, the Company or the business of the Company, including its future prospects, except as expressly permitted herein.

          6.5 Assuming the accuracy of the Company's representations and warranties contained herein, the Agent is not required to make a filing with the NASD pursuant to Rule 2710 to enable the Agent to act as agent in the Offering.

          6.6 The Agent agrees to use its best efforts to solicit offers to purchase the Securities from the Company on the terms and subject to the conditions set forth in the Statutory Prospectus. However, the Agent shall have no liability in the event a purchase is not consummated by a Potential Investor for any reason. Under no circumstances will the Agent be obligated to purchase any Securities for its own account.

          6.7 The Agent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all company power and authority to execute this Agreement and complete the transactions contemplated hereby.

          6.8 The execution, delivery, and performance of this Agreement has been duly authorized by all requisite company action on behalf of the Agent, and this Agreement has been duly executed and delivered and constitutes the valid and binding obligation of the Agent enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, to general principles of equity and to the extent that rights to indemnify thereunder may be limited under applicable laws.

          6.9 Assuming the accuracy of the Company's representations and warranties contained herein, the execution and delivery by the Agent of this Agreement, the performance by the Agent of this Agreement and the completion of the transactions herein contemplated will not conflict with or result in a breach of the terms of, or constitute a default under or violation of, any law or regulation of any governmental authority, domestic or foreign, or the charter or operating agreement of the Agent.

          6.10 There is no pending litigation, regulatory proceeding or order, disciplinary proceeding or claim of violation against the Company, or to the best knowledge of the Agent, any threatened litigation, regulatory proceeding or order, disciplinary proceeding or claim of violation against the Company, that could materially adversely affect the ability of the Agent to carry out its functions as the Agent contemplated by this Agreement.

     7. DISCLOSURE. The Company agrees that, except as required by applicable law or the rules and regulations of the SEC or as permitted herein, any advice to be provided by the Agent under this Agreement shall not be disclosed publicly or made available to third parties without the prior approval of the Agent, which approval shall not be unreasonably withheld. The Agent agrees that, except as required by applicable law or the rules and regulations of the SEC or as permitted herein, that it shall not disclose any material, non-public information provided to it by the Company to third parties without the prior written consent of the Company

     8. PUBLICITY. The Company and the Agent acknowledge and agree that the Agent may, subsequent to the closing of an Offering, make public its involvement with the Company.

     9. INDEMNIFICATION.

          9.1 The Company agrees to indemnify and hold harmless the Agent and its officers, directors, members, agents, employees and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act (collectively, the "AGENT INDEMNITEES"), against any losses, claims, damages or liabilities to which an Agent Indemnitee may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the rules and regulations of the SEC, if applicable, any preliminary prospectus, the Time of Sale Disclosure Package and the Statutory Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Statutory Prospectus), any Issuer-Represented Free Writing Prospectus, blue sky materials or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering or the Securities ("MARKETING MATERIALS"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Agent Indemnitees for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; or (b) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (c) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by the Agent specifically for use in the preparation thereof. The Company agrees that no information was furnished by the Agent for use in the Marketing Materials.

     In addition to its other obligations under this Section 9.1, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this
Section 9.1, it will reimburse the Agent Indemnitees on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Agent Indemnitees for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Agent Indemnitees shall promptly return it to the Company, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Wells Fargo Bank, N.A. (the "PRIME RATE"). Any such interim reimbursement payments that are not made to the Agent Indemnitees within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          9.2 The Agent will indemnify and hold harmless the Company, its directors, officers, employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (collectively, the "COMPANY INDEMNITEES"), against any losses, claims, damages or liabilities to which the Company Indemnitees may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Agent), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Marketing Materials in reliance upon and in conformity with written information furnished to the Company by the Agent specifically for use in the preparation thereof (which information is described in Section 9.1), and will reimburse the Company Indemnitees for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

          9.3 Promptly after receipt by an indemnified party under Section 9.1 or 9.2 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the reasonable judgment of the indemnified parties, it is advisable for the indemnified party to be represented by separate counsel, the indemnified parties shall have the right to employ a single counsel to represent the indemnified parties in any claim in respect of which indemnity may be sought by the indemnified parties under Section 9.1 or 9.2, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party and reimbursed to the indemnified parties as incurred (in accordance with the provisions of the Sections 9.1 and 9.2).

     The indemnifying party under this Section 9.3 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified parties against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 9.3, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the


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

indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          9.4 If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9.1or 9.2 above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 9.1 or 9.2, (a) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the offering of the Securities or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party on the one hand and the indemnified party on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Agent, in each case as set forth in Section 2.1 of this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agent and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Agent agree that it would not be just and equitable if contributions pursuant to this Section 9.4 were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section
9.4. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 9.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this Section 9.4. Notwithstanding the provisions of this Section 9.4, the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were offered to the public exceeds the amount of any damages that the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     10. SURVIVAL. The respective covenants, agreements, representations and warranties of the Company and the Agent hereunder, as set forth in, or made pursuant to this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any such party or any of its directors or officers or any controlling person, and shall survive delivery of and payment for the Securities. The expense payment provisions contained in Section 2 and the indemnification and contribution agreements contained in Section 9 and this
Section 10 shall also survive any termination or expiration of this Agreement.

     11.   COMPLETE   AGREEMENT.   This   Agreement   incorporates   the  entire
understanding of the parties with respect to the subject matter of this Agreement.

     12. AMENDMENTS; ARBITRATION. This Agreement may not be amended or modified except in writing and shall be governed by and construed in accordance with the laws of the State of New York. Any dispute or controversy arising out of this agreement shall be determined by arbitration conducted in accordance with the rules of the NASD then in effect. Any arbitration award shall be final and binding upon the Company and the Agent, and judgment on the award may be entered in any court having jurisdiction.

     13. NOTICE. All notices and other communications required hereunder shall be in writing and shall be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or upon deposit with the United States Post Office, by first-class mail, postage prepaid, or otherwise delivered


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

by hand or by messenger, addressed (i) if to the Company, at the Company's address set forth on the signature page hereto or at such other address as the Company shall have furnished to Agent or (ii) if to the Agent, to the address set forth on the signature page hereto, or at such other address as the Agent shall have furnished to the Company.

     14. ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that: (a) the Agent has been retained solely to act as a placement agent in connection with the sale of the Securities and that no fiduciary, advisory or underwriter relationship between the Company and the Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Agent has advised or is advising the Company on other matters;
(b) the price and other terms of the Securities will be established by the Company following discussions and arms-length negotiations with the purchasers of the Securities and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Agent and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship.

     15. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the successors of the Agent and of the Company. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their successors, and the controlling persons and directors and officers referred to in Section 9, any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision hereof. The term "successors" shall not include any purchaser of the Securities merely by reason of such purchase. No subrogee of a benefited party shall be entitled to any benefits hereunder.



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     In witness whereof, the parties have executed this Agreement as of the date first written above.


                           ACCESS INTEGRATED TECHNOLOGIES, INC.



                           By /S/ A. DALE MAYO
                              ------------------------------------
                                  A. DALE MAYO
                              ------------------------------------

                           CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

                           Address: 55 Madison Avenue, Suite 300
                                    Morristown, New Jersey  07960
                                    Attention:  A. Dale Mayo,
                                    Chief Executive Officer and President

                           with a copy to: Kelley, Drye & Warren LLP
                                           101 Park Avenue
                                           New York, New York  10178
                                           Attention:  Jonathan K. Cooperman


                           CRAIG-HALLUM CAPITAL GROUP LLC


                           By /S/ BARTHOLOMEW
                              ------------------------------------
                           Name:  PATRICIA S. BARTHOLOMEW
                              ------------------------------------
                                  MANAGING PARTNER

                           Address: 222 South Ninth Street, Suite 350
                                    Minneapolis, Minnesota  55402
                                    Attention:  Patricia S. Bartholomew,
                                      Managing Partner and General Counsel

                           with a copy to:   Faegre & Benson LLP
                                             2200 Wells Fargo Center
                                             90 South Seventh Street
                                             Minneapolis, Minnesota  55042
                                             Attention:  W. Morgan Burns
                                               and Jonathan R. Zimmerman




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